                                                                    EXHIBIT 10.2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

             CONSOLIDATION LOAN ORIGINATION RESPONSIBILITY AGREEMENT

This Consolidation Loan Origination Responsibility Agreement dated as of November 15, 1999 ("Agreement") is by and between COLLEGIATE FUNDING SERVICES, LLC ("CFS"), and Citibank (New York State) as trustee for The Student Loan Corporation (the "Bank").

CFS and the Bank hereby agree as follows:

1. Purpose:

      The purpose of this Agreement is to establish terms under which the parties agree to operate with respect to the marketing, servicing and funding of the Real World Consolidation Loan Program (the "RWCL Program").

      The following provisions establish the terms, conditions and responsibilities of CFS and the Bank with respect to the Bank's funding of Consolidation Loans guaranteed under the requirements of the Higher Education Act of 1965, as amended.

2. Eligible Loans:

      Borrower accounts processed under the RWCL Program must consist of at least one federal loan qualifying for Federal Consolidation as defined under Section 428C of the Higher Education Act.

3. Definitions:

      Unless the context clearly indicates otherwise, the terms set forth below shall have the following meanings:

      A. "ACT" means Title IV, Parts B, F and G of the Higher Education Act of 1965 (20 USC Sec. 1071 et. seq.), as amended and in effect from time to time, or any successor enactment thereto, the effective administrative regulations promulgated thereunder, and any binding directives issued by the Secretary of Education pursuant thereto.

      B.    "APPLICATION" means an application for a Consolidation Loan.

      C.    "BORROWER" means an individual who is the maker of a Note.

      D. "BORROWER FILE" means, with respect to any Loan, all documentation which is required by the Guarantor of such Loan for the payment of a Default claim. Without limiting the generality of the foregoing, such documentation shall at a minimum include:

            (1)   the Borrower's Application for such Loan;

            (2)   the original Note (or certified copy thereof);

            (3)   evidence of Guarantee of the Loan by a Guarantor;

            (4)   evidence of full disbursement;

            (5) in the case of a Master Promissory note, evidence of the school's certification and the notification or confirmation with respect to each Loan made thereunder;

            (6) evidence of due diligence servicing in accordance with the requirements of the Act and applicable Regulations; and

            (7) repayment history, including, but not limited to, payment transaction history and documentation of Deferments and Forbearances.

      E. "BUSINESS DAY" means any day, other than a Saturday, a Sunday or a day on which banks located in the State of New York are required or authorized by law to remain closed. Any other references to "days" shall mean calendar days.

      F. "CONSOLIDATION LOAN" means a Loan made pursuant to Section 428C of the Act.

      G. "DEFAULT" means, with respect to any Note, the occurrence of any event which shall constitute a default or other grounds for filing a Guarantee claim under the terms of the Act.

      H. "DEFERMENT" means the period defined by the Act and applicable Regulations during which a Borrower (in Repayment) may postpone making payments.

      I. "FORBEARANCE" means the period permitted by the Act and the policies of the Guarantor during which a Borrower (in Repayment) is permitted to temporarily forego payments or make reduced payments.

      J. "GUARANTEE" or "GUARANTEED" means a written commitment by a Guarantor to pay the Trustee the unpaid principal balance plus accrued unpaid interest of a Loan or any portion thereof upon submission of a valid default, death, disability, or bankruptcy claim or claim with respect to any other event or circumstance for which a claim would be paid under the Act, in accordance with the Act and applicable Regulations.

      K. "GUARANTOR" means any state or private nonprofit organization that has entered into agreements with the Secretary to Guarantee Loans under the Act.

      L. "LOAN" means a loan of money (which may be disbursed to or on behalf of a Borrower in one or more installments) to or on behalf of Borrower, contingent upon an agreement to repay, evidenced by a Note and Guarantee, which Loan was originated in accordance with this Agreement and is a Consolidation Loan under the GSLP and FFELP programs.

      M. "NOTE" or "PROMISSORY NOTE" means a promissory note of a Borrower for a Loan set forth on the appropriate form furnished or approved by a Guarantor, which Note meets the criteria set forth by the Act and applicable Regulations.

      N. "ORIGINATION SERVICES" means all processes and duties contemplated to be performed by the Servicer under this Agreement.

      O. "REGULATIONS" means any regulations, rules, policies or procedures promulgated by a Guarantor or the Secretary.

      P. "SECRETARY" means the Secretary of Education, United States Department of Education, or any predecessor or successor to the functions thereof under the Act.

      Q.    "SERVICER" means SunTech, Inc. or any subsequent loan servicer.

      R. "SPECIAL ALLOWANCES" means those amounts which are payable with respect to a Loan by the Secretary under Section 438 of the Act or any payment of a similar nature prescribed by law hereafter adopted.

4. Responsibilities of CFS:

      CFS will act as Marketing Agent for Bank with respect to marketing Consolidation Loans. As the Marketing Agent, CFS source potential applicants, will receive Applications from Borrowers, review the documentation and perform data entry of certain information required to complete the consolidation process. CFS will be responsible for insuring that each Application submitted for a Consolidation Loan is eligible in all respects to be consolidated. CFS and the Bank hereby agree that the Servicer and the Bank may rely fully upon CFS's certification of eligibility with respect to all actions required of any party other than Servicer or the Bank prior to consolidation. Furthermore, CFS shall:

      A. Perform data entry of information required of Servicer to secure required approvals from the Guarantor of the Loan, and to transfer such information to Servicer on or before 8:00 a.m. on the business day CFS desires disbursement of the Loan. Each such transfer of data will constitute certification by CFS that it has complied with its obligations under this Agreement with respect to each Loan for which such file is transmitted to Servicer.

      B. Ensure that each Borrower File is complete and accurate, and that the Application meets all requirements for eligibility for consolidation under the Act, implementing regulations, and the requirements of the Guarantor of the Loan.

      C. Ensure accuracy and completeness of any electronically transmitted data, and send by overnight courier to the Servicer on or before the last business day of each week for delivery by 10:00 a.m. on the first business day of the following week, corresponding loan file folders for each Loan funded electronically during such week.

      D. Provide any missing documentation or information and promptly correct any error identified by the Servicer or the Bank.

      E. Maintain all license and other governmental approvals and otherwise comply with the Act, applicable laws and regulations with respect to all of its activities hereunder.

      F. Act as custodian and bailee for the Bank with respect to all original documents for Loans until all such documents are transferred to Servicer. As bailee and custodian, CFS shall maintain custody, control and safekeeping of such documents and such documents shall be under the sole dominion and control of Bank. CFS shall deal with such documents only as this agreement requires and as Bank otherwise instructs in writing. With respect to applications for Consolidation Loans which are declined, CFS will retain the original application, adverse action notifications, and such other documentation used in evaluating the application and determining that the Loan could not be made. All actions by CFS with respect to Applications shall conform to the requirements of law, including but not limited to The Equal Credit Opportunity Act and the Higher Education Act.

      G. Subject to Section 8 of this Agreement, reimburse the Bank to the extent of the principal balance, outstanding interest and fees paid, any Loan deemed by any Guarantor to be uninsured after consolidation, provided that the loss or absence of the Guarantee is a result of CFS's breach of its obligations under this Agreement or CFS's action or failure to act or any lack of documentation or incomplete documentation which made the Loan ineligible at the time it was made. CFS's reimbursement obligation under this paragraph is unconditional and not subject to offset, counterclaim, or recoupment. All reimbursement payments shall be made in immediately available funds within two Business Days after Bank's delivery of written demand to CFS and shall be in an amount equal to the outstanding principal amount and all accrued but unpaid interest on the Loans repurchased, fees paid, and any Special Allowances to which the Bank would have been entitled to receive with respect to such Loan but for CFS's action or failure to act or lack of documentation.

      H. From and after the effective date of this Agreement, CFS agrees to indemnify and save the Bank harmless of, from and against any and all loss, cost, damage or expense, including reasonable attorney's fees incurred by reason of any breach of CFS's warranties, covenants, agreements or representations hereunder, any false or misleading representations of CFS, any failure to disclose any matter which makes the warranties and representations herein misleading, any accuracy in any information furnished by CFS in connection herewith, or any negligence or willful misconduct of CFS in connection with its duties and responsibilities as set forth and contemplated under this Agreement.

5. Responsibilities of the Bank:

      Citibank (New York State) in its capacity as trustee and The Student Loan Corporation in it's capacity as beneficiary will perform the duties and adhere to the responsibilities outlined in this Agreement. The Student Loan Corporation, as the beneficial owner and funding entity, shall be obligated to provide daily funding for all loans offered by CFS under this Agreement.

      Citibank (New York State) has entered this Agreement solely in its capacity as trustee for The Student Loan Corporation and not in its individual capacity. Accordingly, all recourse and remedies of CFS under this Agreement shall be available only against The Student Loan Corporation and the assets of the trust established by such trust and not against Citibank (New York State) in its individual capacity.

6. Responsibilities of the Servicer:

      Any Servicer retained by Bank to serve the parties under this Agreement from time-to-time shall:

      A. Promptly upon receipt of the electronic or paper data for a Loan CFS provides under Section 4.A., perform the actions necessary to prepare such Loans for loading to the Servicer's system and authorize disbursement by the Bank. The funding authorization shall be in a form acceptable to the Bank and will be faxed by the Servicer to the Bank (with the original to be forwarded later) at least [30 minutes] prior to the latest time the Bank may initiate its electronic funding transaction, provided that:

            (1) The data provided electronically by CFS contains no errors or problems which cause undue or unexpected delays;

            (2) CFS has given Servicer at least one month's prior written notice of additional Guarantors or one week's prior written notice of other payees to whom funds must be disbursed; and

            (3) CFS has given at least two days notice of any significant increase in either the number of Loans or the number of disbursements to be processed or of any other special circumstance which could cause delay.

      B. The Servicer shall, promptly upon receipt of each file, undertake its obligation with respect to such files and begin reviewing the file for each Loan to confirm the following:

            (4) Loan Consolidation Verification Certificate ("LCVC") is present and signed by a representative of the owner of the Loans being consolidated, or by any agent representing the owner and authorized to execute the LCVC on behalf of the owner.

            (5) Application/Promissory Note is present and signed by the Borrower. The Servicer shall have no obligation to verify the actual signature of the Borrower.

      C. Servicer shall, upon funding, convert the Loans to its servicing system and commence repayment servicing.

      D. Servicer shall immediately inform the Bank and CFS in writing of any Loan determined to be uninsured as a result of actions or failure to act by CFS or any other party.

      E. Servicer's obligations under this Section 6 shall be in addition to and not in lieu of its obligations under any servicing agreement and custodian agreement between the Servicer and the Bank. This Agreement shall in no way limit Servicer's obligations under any servicing agreement or custody agreement.

7. Insurance:

      CFS shall obtain and maintain in force until all Loans that Bank funds hereunder are repaid in full or paid as a claim by a Guarantor, and upon the request of the Bank furnish proof of, errors and omissions and liability insurance policies acceptable to the Bank providing coverage per occurrence (with not more than $10,000 deductible), with respect to claims by Bank or Servicer, arising from CFS's failure to perform any of its responsibilities under the Agreement, each in an amount of at least $1,000,000. Such policy shall be maintained with an insurer rated not lower than A- by A.M. Best Co., and shall provide that the policy cannot be canceled or modified without at least 60 days written notice to Bank and Servicer. The policy shall not be amended or modified in any manner which limits, restricts, or conditions the coverage provided, decreases the amount of coverage or increases the deductible, or in any other way reduces the coverage provided, without the prior written consent of Bank and Servicer.

8. Reimbursement Procedure:

      F. If the Bank determines that CFS is obligated to reimburse any Loan pursuant to Section 4.G. hereof, the Bank shall:

            (6) Notify CFS in writing of the reason for CFS's obligation to reimburse and CFS shall have 90 days after receipt of such notice to cure the cause of its obligation to reimburse such Loan.

            (7) In the case of notice from Servicer, notify the Bank, in writing, of the reason for CFS's obligation to reimburse and follow Bank's instructions with respect to the Loan, any extension of the cure period or other actions determined to be appropriate by the Bank.

9. Loan Size:

      Borrowers must have Loan indebtedness of at least $[****]. The Marketing Agent agrees to maintain an average application size of $[****] which the Bank will review quarterly. Should the average Application amount remain below $[****] for two consecutive quarters, the Bank reserves the right to limit or cease funding after giving CFS 90 days written notice of its intention to do so.

10. Eligible Guarantor and Servicer:

      The Marketing Agent shall endeavor to use the original Guarantor on the Consolidating Loans where possible and practical. In all other cases, the Marketing Agent agrees to use any Guarantor accepting national consolidation guarantees and with whom the Bank has an agreement.

      It is contemplated that SunTech, Inc. will act as the initial Servicer for loans under the RWCL Program.

      Recognizing the importance of the Bank's brand and name awareness in the states where the Bank or its affiliate banks have a banking presence, there may be occasions when the Bank may be forced to use certain Guarantors and Servicers due to extremely strong school preferences or other arrangements in place in those states. The Bank and Marketing Agent agree to work in good faith with regard to selection of Guarantors and Servicers used for accounts for Borrowers attending schools in these states.

11. Funding:

      The Bank agrees to fund [****] offered by CFS beginning December 1, 1999.

12. Borrower Benefits:

      The Bank agrees to provide incentives to Borrowers of Consolidation Loans made under the RWCL Program to pay their Loans in a timely manner by reducing the interest rate on the Loan after 60 consecutive on-time payments according to the following schedule:

 For Balances of:              Rate Reduction:
 ----------------              ---------------
$10,000 to $15,000           25 basis points (1/4%)

$15,001 to $20,000           50 basis points (1/2%)

$20,001 to $25,000           75 basis points (3/4%)

$25,001 and greater          100 basis points (1%)

      No additional benefits shall be extended to those Borrowers selecting electronic drafting of their payments. Borrowers must maintain on-time payments to continue to qualify for the rate reduction. "On-time" payment is considered to be one that is made prior to the 15th day of delinquency. The Servicer may reinstate disqualified Borrowers that lose their benefits due to Servicer error. The Servicer shall communicate to the Borrowers when they have achieved the rate reduction, at disqualification and at reinstatement, as applicable.

13. Application Fee:

      The Bank agrees to pay an application fee of $[****] for each successfully completed application, except for those where the Bank is the original lender; then the fee shall be $[****]. "Successfully completed application" means an application for a Consolidation Loan from an eligible borrower in which the Marketing Agent and Bank have all of the required documentation to make the Loan, regardless of whether it is actually made or not.

14. Minimum Volume Commitments:

      CFS shall offer at least [****]dollars ($[****]) per annum to the Bank for funding.

15. Marketing:

      G. Marketing the RWCL Program is the responsibility of the Marketing Agent, subject to the following conditions. The Bank and Servicer will not produce any of the marketing materials developed, nor will their names be used in any promotions without their prior written consent. The Bank reserves the right to have its student lending marketing representatives market the RWCL Program, who will do so only in coordination with the other marketing activities of the Marketing Agent.

      H. The Bank hereby grants to the Marketing Agent, a limited, non-exclusive, non-transferable, royalty-free license, during the term of this Agreement (including any extensions and renewals hereof), to use the Bank's name and other trademarks and service marks identified on Schedule A attached hereto (the "Licensed Marks") on marketing and promotional materials related to the RWCL Program (the "Marketing Materials").

            (8) In order to insure that the use of the Licensed Marks is in compliance with the terms and conditions of this Agreement, and in order to protect the Licensed Marks, the Marketing Agent shall submit to the Bank for prior approval (such approval not to be unreasonably withheld or delayed) samples or specimens of all Marketing Materials produced by, on behalf of, or at the direction of the Marketing Agent which use the Licensed Marks. In no event shall Marketing Materials that use the Licensed Marks be distributed or published without the Bank's prior approval.

            (9) Marketing Agent acknowledges the Bank's ownership of the trademark and service mark right, trade name rights, copyrights and all other proprietary rights in and to the Licensed Marks, and agrees that during the term of this Agreement (including any extension or renewals hereof) and thereafter, neither Marketing Agent nor any affiliate or other person claiming through Marketing Agent shall knowingly take, or acquiesce in, any action that is or might be inconsistent with the Bank's exclusive ownership of such rights. Marketing Agent agrees that nothing in this Agreement shall give Marketing Agent or any affiliate or person claiming through Marketing Agent, any right, title, or interest in and to the Licensed Marks, other than the right to use such Licensed Marks in accordance with this Agreement.

            (10) Marketing Agent acknowledges that the Bank has established prestige and goodwill in the Licensed Marks, and it is of the utmost importance to the Bank that the high standards and reputation associated with the Licensed Marks be maintained at all times.

            (11) The Bank shall be responsible for and retain sole discretion over filing and maintenance of the Licensed Marks and any infringement or other legal proceedings with respect to the Licensed Marks; provided, however, that Marketing Agent agrees to assist the Bank in any reasonable way, at the Bank's expense, in establishing, securing, evidencing, perfecting, registering, and defending against infringement of the Bank's rights in the Licensed Marks.

16. Regulatory Changes:

      If regulatory or legislative changes to the Higher Education Act occur which prevent the Bank from realizing sufficient profit from the RWCL Program, the Bank has the option to withdraw from the RWCL with 120 days prior written notice to CFS. If legal or regulatory changes prohibit, limit or alter the compensation provisions for the services rendered by CFS to Bank, either party shall have the option to negotiate an amendment to the Agreement or withdraw from the RWCL Program with 120 days prior notice to the other party.

17. Invoicing:

      CFS shall invoice each Friday for all loans processed during that week. Bank agrees to execute a wire transfer of funds for all invoices within five business days of receipt of invoice.

18. Expenses:

      Other than the expenses described in this Agreement, all parties agree to be responsible for their respective expenses under the RWCL Program. CFS shall be responsible for the cost of all marketing materials, telecommunications, data entry, sales and related expenses incurred with respect to its marketing activities.

19. Confidentiality:

      This Agreement is considered confidential by all parties hereto and must not be copied or disclosed to anyone other than employees of the parties directly involved in the RWCL

      Program or such accountants, attorneys, or other professional advisors or government agencies having jurisdiction over such parties without the written consent of the other parties, except as otherwise required by law.

20. Representations, Warranties, and Covenants of CFS:

      CFS represents and warrants each of the following to the Bank on the date of this Agreement, on the date of each request for Bank to originate and fund any Loan and on the date of Bank's funding of any Loan:

      I. CFS (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized; (ii) is duly qualified to transact business and is in good standing as a foreign limited liability company in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted; and
            (iv) is in compliance with all applicable laws.

      J. The execution and delivery by CFS of this Agreement and the performance by it of its obligations hereunder (i) are within its limited liability company power; (ii) have been duly authorized by all necessary company action; (iii) except for any action or filing that has been taken or made on or before the date of this Agreement, requires no action by or filing that has been taken or made on or before the date of this Agreement, require no action by or filing with any governmental agency; and (iv) do not violate any provision of its operating or company agreement.

      K. This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binging obligation of CFS, enforceable against CFS according to its terms.

      L. CFS is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition and no outstanding or unpaid judgments against CFS exist.

      M. All tax returns of CFS required to be filed have been filed (or extensions have been granted) before delinquency and all taxes imposed upon CFS that are due and payable have been paid before delinquency, other than taxes which are being contested in good faith by lawful proceedings diligently conducted and against which reserve or other provision required by GAAP has been made and in respect of which levy and execution of any lien have been and continue to be stayed.

      N. Each Loan CFS requests to be originated and funded by Bank (i) is genuine in all respects and what it purports to be; (ii) is free from any material claim for credit, deduction, or allowance of any such obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it); (iii) was originated and is in compliance in all material respects with all laws and rules and regulations; and (iv) conforms to the applicable requirements for Guarantee.

      CFS further represents and warrants to the Bank the following: until all Loans that Bank funds hereunder have been repaid in full or paid as a claim by a Guarantor, CFS or transferred by the Bank to another entity agrees as follows:

      O. CFS shall cause to be furnished to the Bank such financial statements as the Bank may reasonably request, including annual audited financial statements and such other information with respect to its business affairs, assets, and liabilities.

      P. CFS shall maintain books, records and accounts necessary to prepare financial statements according to GAAP.

      Q. Upon reasonable request CFS shall allow Bank (including Bank's regulators and auditors) to inspect any of its properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations and to discuss any of its affairs, conditions and finances with its directors, officers, employees or representatives from time-to-time during reasonable business hours.

      R. CFS shall (i) maintain its corporate existence (such that there shall not be any mergers or acquisitions in which CFS is not the surviving entity) and good standing in its state of organization, and (ii) maintain all licenses, permits, and franchises necessary for its business.

21. Representations and Warranties of Bank:

      Bank represents and warrants to CFS on the date of this Agreement, on the date of each request for Bank to originate and fund any Loan, and on the date of Bank's funding of any Loan:

      S. Citibank (New York State) in its capacity as trustee (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is organized; (ii) is duly qualified to transact business as a New York banking corporation; and (iii) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted. The Student Loan Corporation (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is organized; (ii) is duly qualified to transact business as a Delaware corporation; and (iii) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted.

      T. The execution and delivery by Bank of this Agreement and the performance by it of its obligations hereunder (i) are within its banking power; (ii) have been duly authorized by all necessary action; (iii) except for any action or filing that has been taken or made on or before the date of this Agreement, require no action by or filing with any governmental agency; and (iv) do not violate any provision of its articles of incorporation.

      U. This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of Bank, enforceable against Bank according to its terms.

      V. Bank is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse affect on its financial condition.

22. Notice:

      All notices given under this Agreement shall be in writing and shall be sent by certified mail, return receipt requested to the parties at their respective addresses given below. Such notice shall not be effective until received by the respective party.

                  If to CFS:

                  Mr. Gary Frazier, CEO
                  Collegiate Funding Services, LLC
                  4343 Plank Road, Suite 115
                  Fredericksburg, Virginia 22407

                  If to Bank:

                  c/o Mr. Yiannis Zographakis, CFO
                  The Student Loan Corporation
                  750 Washington Blvd., ninth floor
                  Stamford, CT 06901

23. Entire Agreement:

      This Agreement represents the entire agreement of the parties. Each of the parties has read and understands this Agreement, and has had the opportunity to have this Agreement reviewed by an attorney.

24. Term:

      The parties agree that the term of the Agreement shall be for three (3) years from December 1, 1999, with automatic options to extend for two (2), one-year periods unless one of the parties notifies the others in writing of their intent not to renew at least 90 days prior to the expiration of the contract.

      Either party may terminate this agreement upon 60 days notice upon the following:

      (a) Any representation or warranty made by either party (or any of its officers) under or in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

      (b) Either party shall fail to perform or observe any term covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 60 days; or

      (c) Either party shall fail to pay an principal of or premium or interest on any debt or other obligation when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such debt or obligation; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such debt or obligation and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such debt or obligation; or any such debt or obligation shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such debt or obligation shall be required to be made, in each case prior to the sated maturity thereof; or

      (d) Either party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, organization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either (i) such proceeding shall remain undismissed or unstayed for a period of 30 days, or (ii) any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (d); or

      (e) Any judgment or order for the payment of money in excess of $100,000 which is not covered by applicable insurance shall be rendered against either party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or

      (f)   Either party suspends its normal operations; or

      (g) Either party incurs or suffers a material adverse change in its financial condition which, in the discretion of the other party, adversely affects its ability to perform any of its obligations under the Agreement, provided however, that party receiving notice of termination under this subparagraph (g) shall have the first 30 days after receiving notice to either cure such adverse change or to convince the party giving notice that the adverse change does not affect its ability to perform under the Agreement.

25. Ownership Changes:

      Should ownership of either CFS or The Student Loan Corporation change by 50% (or controlling interest) of either, notification is required within 30 days by the party subject to the change to the other party. This contract is assignable by either party upon written consent of the other party, which consent shall not be unreasonably withheld, provided however, that Bank may assign this Agreement to any entity within the common corporate control of Citigroup, Inc. which has the power and agrees to perform all the duties and obligations of the Agreement.

26. Amendment:

      This Agreement may be amended only by a written instrument signed by all of the parties hereto. The effective date of any amendments shall be the date the parties have signed said instrument unless otherwise stated therein.

27. Binding Effect:

      This Agreement shall be binding upon and shall inure to the benefit of the parties and each one's permitted successors and assigns. No party may assign its rights or delegate its duties under this Agreement without the other parties' prior written consent (which shall not be unreasonably withheld.). Any assignment contrary to the foregoing shall be void.

28. Agency:

      The parties acknowledge that nothing herein is intended to authorize CFS or the Bank to enter into an agency relationship with any other entity or individual, including without limitation the holder of any loans to be consolidated or their agents, nor shall any provision hereof be interpreted as creating such an agency relationship or subjecting the Bank to any liability, loss or imputed or vicarious knowledge, liability, or loss in connection with any Loan made pursuant to this Agreement by reason of any act or omission of any such other entity or individual.

29. Default; Jurisdiction:

      Should any party default hereunder, the nondefaulting party shall be entitled to recover all costs of enforcing this agreement, including reasonable attorney's fees. This agreement shall be governed by, subject to, and interpreted in accordance with the laws of the State of Delaware without regard for its conflict of laws statute.

      Entered into as of this Fifteenth day of November, 1999.

CITIBANK (NEW YORK STATE), AS TRUSTEE FOR THE STUDENT LOAN CORPORATION

By  /s/ Douglas C. Webb
    ----------------------------------------------------
    Douglas C. Webb
    Vice President & General Counsel Citibank (NYS)

The Student Loan Corporation

By  /s/ Yiannis Zographakis
    ----------------------------------------------------
    Mr. Yiannis Zographakis, CFO

COLLEGIATE FUNDING SERVICES, LLC

By  /s/ Gary W. Frazier
    ----------------------------------------------------
    Gary W. Frazier, CEO

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                               AMENDMENT AGREEMENT

            This Amendment Agreement is entered into as of March 1, 2001 among Citibank (NYS) as trustee for The Student Loan Corporation ("Bank"), The Student Loan Corp. ("SLC") and Collegiate Funding Services, LLC ("CFS").

            WHEREAS, the Bank, SLC and CFS are parties to a certain Consolidation Loan Origination Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans made pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS's program generally known as the Real World Consolidation Loan Program ("RWCL Program"); and

            WHEREAS, the Bank and SLC believe that the Federal Department of Education periodically provides direct competition to the FFELP Consolidation Loans made by private lenders through discounted rates in the Federal Direct Loan Program ("FDL Program"); and

            WHEREAS, CFS does not agree that any past changes to the FDL Program represents an event that could provide the basis to trigger any right to negotiate an amendment or a right to withdraw pursuant to Section 16 of the Agreement; and

            WHEREAS, SLC by letter dated November 7, 2000 gave notice to CFS pursuant to the first sentence of Section 16 of the Agreement of its intention to withdraw from the RWCL Program effective March 7, 2001 due to alleged regulatory changes by the Federal Department of Education in Consolidation Loans offered through the FDL Program; and

            WHEREAS, the parties desire to terminate SLC's notice of intention to withdraw from the RWCL Program, to amend the Agreement, and to settle and mutually release all claims of the parties with respect to such decision by SLC and the parties' respective actions related thereto, all as hereinafter set forth in greater detail.

            NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follow:

1. Bank and SLC agree to withdraw and terminate the notice of withdrawal dated November 7, 2000 from the RWCL Program and to continue funding Consolidation Loans made under the RWCL Program as provided in the Agreement, as modified by the terms of this Amendment Agreement.

2. Section 11 of the Agreement (Funding) is hereby amended, effective as of March 1, 2001, to read as follows:

      11.   Funding:

            The Bank and SLC agree to fund eligible RWCL Program loans offered by CFS based on the following schedule,

            a) for the month of March 2001, disbursements of RWCL Program Consolidation Loans in an amount not to exceed $[****];

            b) for the month of April 2001, disbursements of RWCL Program Consolidation Loans in an amount not to exceed $[****];

            c) for the month of May 2001, disbursements of RWCL Program Consolidation Loans in an amount not to exceed $[****];

            d) for the remaining term of the Agreement, as amended by the Amendment Agreement, disbursements of RWCL Program Consolidation Loans shall not exceed $[****] per calendar month.

The Bank and SLC shall have no obligation to fund RWCL Consolidation Loans offered by CFS which exceed the monthly limits described above.

3. Section 12 of the Agreement (Borrower Benefits) is hereby amended effective June 1, 2001, by deleting all of such section except the last four (4) sentences, and inserting in lieu thereof the following:

      12.   Borrower Benefits:

                  With respect to Loans made after June I, 2001, the Bank and SLC agree to provide incentives to Borrowers of Consolidation Loans made under the RWCL Program to pay their Loans in a timely manner by reducing the interest rate in the amount of one percent (1%) per annum on the Loan for the remaining term after the first 36 consecutive on-time payments. In addition, for those Borrowers who elect to participate in an electronic or automatic payment program offered by Bank, SLC or Servicer with respect to the RWCL Program Consolidation Loan, Bank and SLC shall reduce the interest on such Loan by one-quarter percent (0.25%) per annum for such time as the Borrower remains in the electronic or automatic payment plan.

The last four (4) sentences of Section 12 remained unamended.

4. Section 13 of the Agreement (Application Fee) is hereby amended by reducing the amount $[****] to $[****] and reducing the amount $[****] to $[****]; effective for all RWCL Program Loan applications offered for funding by Bank and SLC after June 1, 2001 on which the borrower benefits have been increased as provided in Section 4 of this Amendment Agreement.

5. Section 14 of the Agreement (Minimum Volume Commitments) is hereby [****], effective immediately.

6. Section 24 of the Agreement (Term) is hereby amended by adding at the end of the first paragraph thereof: "Notwithstanding the foregoing, this Agreement may be terminated on or after December 31, 2001 by Bank and SLC giving 45 days prior written notice to CFS."

7. CFS agrees that it shall not select the RWCL Program Loan applications to be funded by Bank and SLC on any adverse or other basis which would have the effect of increasing the risk of loan default, increasing the risk of payment delinquency, or on any other basis compared to all RWCL Programs Loans offered to all participating lenders. Notwithstanding the foregoing, nothing contained herein shall prevent CFS from placing certain loans with Bank or with other lenders participating in the RWCL Program for the purpose of maintaining the Average Borrower Indebtedness required by the Agreement and any agreement CFS has or may have with any other lender.

8. CFS represents and warrants to Bank and SLC that it has not conditioned the participation of other lenders in the RWCL Program upon Bank and SLC's continued participation as a RWCL Program lender, and that it has not represented to existing or potential RWCL Program lenders that Bank and SLC will remain as a lender under the RWCL Program.

9. Settlement and Mutual Release.

      Bank (solely in its capacity as trustee), SLC and CFS acknowledge that this Amendment Agreement and the terms contained herein are intended to resolve all claims of the respective parties regarding SLC's decision to withdraw from the RWCL Program as provided in its letter to CFS dated November 7, 2000 and any other released Claims as defined below. In consideration of the execution of this Amendment Agreement and the parties' covenants and agreements contained therein, each of parties on behalf of itself and its successors, assigns, parents, corporate affiliates, representatives, beneficiaries hereby release, discharge and promise not to sue any other party or its employees, officers, agents, successors, assigns, representatives, parents, beneficiaries or corporate affiliates with respect to any right, claim, charge or action, whether known or unknown, which any party may have against the other relating solely to the proposed withdrawal of Bank and SLC from the RWCL Program as announced in SLC's letter to CFS dated November 7, 2000, and all actions which any party may have taken in connection therewith or response thereto, including but not limited to the negotiation and terms of this Amendment Agreement, the reduction in the amount of loans funded and to be funded, the reduction of the application fees, the increase of borrower benefits, and the costs, expenses and attorney fees related to any of the above (collectively the "Released Claims"). Each party represents and warrants that it has been represented by counsel of its choice, has read the terms of this settlement agreement and understands the terms used herein. The parties together agree that this settlement and release constitutes the entire understanding of the parties with respect to the Released Claims.

      Nothing contained in this settlement and mutual release is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty, or responsibility of any party as set forth in the Agreement as modified by the Amendment Agreement except as specifically provided in this Amendment Agreement. It is acknowledged by the parties that the Agreement, as modified, contains various obligations by the parties with respect to the marketing, servicing and funding of RWCL Program loans which are not affected by the settlement and mutual release, and that the settlement and mutual release provided above is intended to release only the Released Claims.

IN WITNESS WHEREOF, THE PARTIES HAVE SET THEIR HANDS THIS 7th DAY OF MARCH 2001.

Collegiate Funding Services, LLC

     /s/ Gary W. Frazier
--------------------------------------------------
By  Gary W. Frazier
    CEO

Citibank (New York State) as trustee for The Student Loan Corporation

     /s/ Douglas C. Webb
--------------------------------------------------
By   Douglas C. Webb
     Vice President
     General Counsel
     Citibank (NYS)

The Student Loan Corporation

     /s/ Steven J. Gorey
--------------------------------------------------
By   Steven J. Gorey
     VP & Chief Financial Officer

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                             2nd Amendment Agreement

      This Amendment Agreement is entered into as of November 1, 2001 among Citibank (NYS) as trustee for The Student Loan Corporation ("Bank"), The Student Loan Corporation ("SLC") and Collegiate Funding Services, LLC ("CFS").

      WHEREAS, the Bank, SLC and CFS are parties to a certain Consolidation Loan Origination Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS' program generally known as the Real World Consolidation Loan Program ("RWCL Program"); and

      WHEREAS, the Agreement was amended by that certain Amendment Agreement dated as of March l, 2001 and executed on March 7, 2001 by and between the parties hereto; and

      WHEREAS, the parties desire to amend the Agreement as amended for the mutual benefit of the parties, all as hereinafter set forth in greater detail.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follow.

10. The definition of "Servicer" contained in Section 3.Q. of the Agreement is hereby amended to read as follows:

      "Servicer" means any loan servicer identified by Bank or SLC as the designated loan servicer of any Loan or Loans originated under the Agreement. If CFS creates or acquires a student loan servicer capable of servicing Consolidation Loans to the reasonable satisfaction of Bank and SLC, which shall include the ability to support securitization reporting, CFS shall have the right to designate for loan servicing up to $[****] per calendar year or [****] ([****]%) of the aggregate annual consolidation loan volume, whichever is greater, to such loan servicing entity; provided however, that in no event shall CFS have any right of designation if the outstanding dollar amount of Loans held by Bank or SLC or its securitization trustee and serviced at such entity exceeds [****]% of the dollar amount of all loan balances serviced by such entity.

11. Section 11 of the Amendment Agreement (Funding) is hereby amended effective August 1, 2001, to read as follows:

      11. Funding

The Bank and SLC agree to fund eligible RWCL loans offered by CFS based on the following:

For the term of the Agreement, as amended, Bank and SLC agree to fund disbursement on Loans up to but not exceeding the amount of $[****] per calendar month or $[****] per calendar year.

12. Section 12 of the Amendment Agreement (Borrower Benefits) is hereby amended, effective August 1, 2001, to read as follows:

      12. Borrower Benefits:

      The Bank agrees to provide incentives as described in this Section 12 to Borrowers of Consolidation Loans made under the RWCL Program to pay their Loans in a timely manner. Under Borrower Incentive Plan A, after making the first 60 monthly scheduled payments on- time, Borrowers shall receive an interest rate reduction up to but not greater than the following on the then remaining balance of the Loan:

Original Loan Balance                                    Interest Rate Reduction
---------------------                                    -----------------------
$10,000 to $15,000                                              1/4 %
$15,001 to $20,000                                              1/2 %
$20,001 to $25,000                                              3/4 %
$25,001 and greater                                                1%

      Under Borrower Incentive Plan B, after making the first 36 monthly payments on-time, Borrowers shall receive an interest rate reduction up to but not greater than 1 % on the then remaining balance of the Loan regardless of the Original Loan Balance.

      Under any Incentive Plan, Borrowers must maintain on- time scheduled payments to continue to qualify for the rate reduction. "On- time" scheduled payment is considered to be one that is made prior to the 15th day of delinquency.

      Regardless of Incentive Plan, CFS may but is not required to offer Borrowers a .25% rate reduction upon the commencement of electronic drafting for Consolidation Loan payment purposes. Said .25% rate reduction, if offered, shall only apply so long as the Borrower maintains electronic drafting for making scheduled payments and is in active repayment on their Loan.

      CFS will provide Bank with written notification at least 30 days prior to the effective date for switching between Incentive Plans or any variation in the rates or terms of the effective Incentive Plan up to the maximum borrower discount in such plan. The Application receipt date shall, except to the extent the Borrower directs otherwise in writing during the 30-day period preceding a "changeover" of plans, determine which Incentive Plan terms apply to such Application.

      CFS shall have sole and exclusive responsibility and liability for accurately communicating to each Borrower which Incentive Plan terms apply to the Borrower's Loan. CFS shall clearly and conspicuously mark the electronic and/or paper records supporting each Loan to identify the Incentive Plan terms that apply to such Loan and ensure communication of the same to the designated Servicer.

      The Servicer shall reinstate disqualified Borrowers that lose their benefits due to Servicer error. The Servicer shall communicate to the Borrowers when they have achieved the rate reduction, at disqualification and at reinstatement, as applicable.

13. Section 13 of the Amendment, August 1, 2001, to read as follows:

      13. Application Fee:

      CFS shall receive an application fee of $[****] for every successfully completed application under Plan A. If the bank is the original lender, then the fee shall be $[****] for each successfully completed application under Plan A.

      CFS shall receive an application fee of $[****] for every successfully completed application under Plan B. If the bank is the original lender, then fee shall be $[****] for each successfully completed application under Plan B.

      The application fee shall be reduced by $[****] under any program where the borrower is eligible for a rate reduction of 0.25% for automatic electronic payment and accepts the offer.

14. Section 14 (Minimum Volume Commitment) is hereby amended, effective August 1,2001, to read as follows:

      14. Minimum Volume Commitment:

      CFS shall offer to Bank Successfully Completed Applications aggregating at least $[****] per calendar year annually. Should CFS not place with Bank Successfully Completed Applications totaling at least $[****] dollars per calendar year annually, then the Bank may cancel the contract with 120 days notice. There shall be no other penalty for any failure by CFS to achieve the minimum annual disbursement figure.

15. Section 16 (Regulatory Changes) is hereby amended to read as follows:

      16. Regulatory Changes:

      If regulatory or legislative changes occur to the FFELP consolidation program which renders the Bank and/or CFS unable to continue the RWCL Program in compliance with the law, or directly and negatively impacts the Bank's or CFS' profit margin, the Bank and CFS shall make a good faith effort to restructure this Agreement to bring Bank and CFS into compliance with the law within the RWCL, or renegotiate the pricing structure. If Bank and CFS are unable to mutually agree to a restructured Agreement that allows them both to continue in compliance with the law at a reasonable profit margin, Bank and/or CFS shall have the option to withdraw from the RWCL Program with 120 days prior written notice to the other. If legislative or regulatory changes prohibit, limit or alter the compensation provisions for the services rendered by CFS to Bank, either party shall have the option to negotiate an amendment to the Agreement or withdraw from the RWCL Program with 120 days prior notice to the other party.

16. Section 20 (Representations, Warranties and Covenants of CFS) is hereby amended to read as follows:

            K. The Loans made and selected for consolidation with Bank and SLC have not been made or selected based on the school or type of school attended by the borrower, the payment delinquency status of loans being consolidated, adverse FICO scores, or marketing directed specifically at loans held by Bank or SLC.

17. The amendment to Section 24 (Term) as contained in the Amendment Agreement is hereby revoked. The first paragraph of Section 24 (Term) is hereby amended to read as follows:

      The parties agree that the term of the Agreement, as amended hereby, shall be from the date first written above until the close of business on December 31, 2004.

18. Nothing contained in this 2nd Amendment Agreement is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty, or responsibility of any party as set forth in the Agreement as modified by the Amendment Agreement except as specifically provided in this 2nd Amendment Agreement. It is acknowledged by the parties that the Agreement, as amended, contains various obligations by the parties with respect to the marketing, servicing and funding of RWCL Program loans. This 2nd Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have set their hands this 19th day of October 2001.

Collegiate Funding Services, LLC

/s/ J. Barry Morrow

--------------------------------------------------
By  Barry Morrow
    President

Citibank (New York State) as trustee for The Student Loan Corporation

/s/ Douglas C. Webb
--------------------------------------------------
By  Douglas C. Webb
    Vice President
    General Counsel
    Citibank (NYS)

The Student Loan Corporation

/s/ Bill Beckmann
--------------------------------------------------
By  Bill Beckmann
    Chairman

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                             3rd Amendment Agreement

This Amendment Agreement is entered into as of May 7, 2002 among Citibank (New York State), as Trustee for The Student Loan Corporation ("Bank"), The Student Loan Corporation ("SLC") and Collegiate Funding Services, LLC ("CFS").

WHEREAS the Bank, SLC and CFS are parties to a certain Consolidation Loan Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS' program generally known as the Real World Consolidation Loan Program ("RWCLP"); and

WHEREAS the Agreement was amended by that certain Amendment Agreement dated as of March l, 2001 and executed March 7, 2001 and by the 2nd Amendment Agreement dated as of November 1, 2001 and executed November 19, 2001 by and between the parties; and

WHEREAS the parties desire to amend the Agreement for the mutual benefit of the parties as hereinafter set forth in greater detail.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

1. Section 11 of the 2nd Amendment Agreement is hereby amended effective July 1, 2002, to read as follows:

      "11. Funding.

      The Bank and SLC agree to fund eligible RWCL loans offered by CFS based on the following:

      For the term of the Agreement, as amended, Bank and SLC agree to fund disbursement on Loans up to but not exceeding $[****] per calendar month and up to but not exceeding $[****] per calendar year 2002, and up to but not exceeding $[****] per calendar month and up to $[****] per calendar year thereafter for the remaining term of the Agreement."

2. Nothing contained in this 3rd Amendment Agreement is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty, or responsibility of any party as set forth in the Agreement as modified by the Amendment Agreement or the 2nd Amendment Agreement except as specifically provided in this 3rd Amendment Agreement. It is acknowledged by the parties that the Agreement as amended, contains various obligations by the parties with respect to the marketing, servicing, and funding of RWCL Program loans.

3. This 3rd Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have set their hands this _______ day of June, 2002.

Collegiate Funding Services, LLC

         /s/ J. Barry Morrow
       -----------------------
           J. Barry Morrow
       Chief Executive Officer

Citibank (New York, State) as trustee for The Student Loan Corporation

By: /s/ Bill Beckmann
--------------------------------------------------
Name:  Bill Beckmann
Title: Chairman

The Student Loan Corporation

By: /s/ Bill Beckmann
--------------------------------------------------
Name:  Bill Beckmann
Title: Chairman

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                             4th Amendment Agreement

This Amendment Agreement is entered into as of July 25, 2002 among Citibank (New York State), as Trustee for The Student Loan Corporation ("Bank"), The Student Loan Corporation ("SLC") and Collegiate Funding Services, LLC ("CFS").

WHEREAS the Bank, SLC and CFS are parties to a certain Consolidation Loan Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS' program generally known as the Real World Consolidation Loan Program ("RWCLP"); and

WHEREAS the Agreement was amended by an Amendment Agreement dated as of March 1, 2001 and executed March 7, 2001, by the 2nd Amendment Agreement dated as of November 1, 2001 and executed November 19, 2001, and by a 3rd Amendment Agreement dated as of May 7, 2002 and executed July 25, 2002 by and between the parties; and

WHEREAS the parties desire to further amend the Agreement for the mutual benefit of the parties as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

1. Section 12 of the 2nd Amendment Agreement is hereby amended effective July 25, 2002, to add an additional Incentive Plan C by adding the following paragraph between the paragraph beginning " Under Incentive Plan B..." and that paragraph beginning "Under any Incentive Plan..." to read as follows:

      "Under Borrower Incentive Plan C, after making the first 48 monthly payments on time, Borrower shall receive an interest rate reduction up to but not greater than 1% on the remaining balance of the Loan regardless of the original Loan Balance.

2. Section 13 of the 2nd Amendment Agreement is hereby amended effective July 25, 2002, to add the following paragraph between the 2nd and 3rd paragraph of
Section 13:

      "CFS shall receive an application fee of $[****] for every successfully completed application under Plan C. If the Bank is the original lender, then the fee shall be $[****] for each successfully completed application under Plan C.

      If a Loan is a consolidation of a previous Loan that CFS originated for Bank that includes an additional loan of the borrower that is added to the original Loan to constitute the new

      Loan, then CFS shall receive an application fee of $[****] for every successfully completed application under either Plans A, B or C."

3. This 4th Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have set their hands this __ day of July 2002.

Collegiate Funding Services, LLC

         /s/ J. Barry Morrow
       -----------------------
           J. Barry Morrow
       Chief Executive Officer

Citibank (New York, State) as trustee for The Student Loan Corporation

By: /s/ Douglas C. Webb
--------------------------------------------------
Name: Douglas C. Webb
Title: Vice President and General Counsel Citibank (NYS)

The Student Loan Corporation

By: /s/ Yiannis Zographakis
--------------------------------------------------
Name: Yiannis Zographakis
Title: Chief Executive Officer

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                             5th Amendment Agreement

This Amendment Agreement is entered into as of August 20, 2002 among Citibank
(NYS) as Trustee for The Student Loan Corporation ("Bank"), The Student Loan Corporation ("SLC") and Collegiate Funding Services, LLC ("CFS").

WHEREAS the Bank, SLC and CFS are parties to a certain Consolidation Loan Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS' program generally known as the Real World Consolidation Loan Program ("RWCLP"); and

WHEREAS the Agreement was amended by a 1st Amendment Agreements dated as of March 1, 2001 and executed March 7, 2001, by the 2nd Amendment Agreement dated as of November 1, 2001 and executed November 19, 2001, by a 3rd Amendment Agreement dated as of May 7, 2002 and executed July 25, 2002 and by a 4th Amendment Agreement dated as of July 25, 2002 and executed July 31, 2002 by and between the parties.

WHEREAS the parties desire to further amend the Agreement for the mutual benefit of the parties to permit CFS to offer any or all of the Borrower Incentive Plans at any time as hereinafter set forth in greater detail.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

Section 12 of the 2nd and 4th Amendment Agreements are hereby amended, effective November 12, 2002, to read as follows:

"12. Borrower Benefits:

The Bank agrees to provide incentives as described in this Section 12 to Borrowers of Consolidation Loans made under the RWCL Program to pay their Loans in a timely manner. Under Borrower Incentive Plan A, after making the first
60 monthly scheduled payments on-time, Borrowers shall receive an interest rate reduction up to but not greater than the following on the remaining balance of the Loan:

Original Loan Balance                       Interest Rate Reduction
---------------------                       -----------------------
$10,000 to $15,000                                   1/4%
$15,001 to $20,000                                   1/2%
$20,001 to $25,000                                   3/4%
$25,001 and greater                                    1%

Under Borrower Incentive Plan B, after making the first 36 monthly payments on-time, Borrowers shall receive an interest rate reduction up to but not greater than 1% on the then remaining balance of the Loan regardless of the Original Loan Balance.

Under Borrower Incentive Plan C, after making the first 48 monthly payments on time, Borrower shall receive an interest rate reduction up to but not greater than 1% on the remaining balance of the Loan regardless of the Original Loan Balance.

CFS may offer one or more of the Borrower Incentive Plans at any time during the term of this Agreement.

Under any Borrower Incentive Plan, Borrowers must maintain on-time scheduled payments to continue to qualify for the rate reduction. "On-time" scheduled payment is considered to be one that is made prior to the 15th day of delinquency.

Regardless of Borrower Incentive Plan, CFS may, but is not required to offer Borrowers a 0.25% rate reduction upon the commencement of electronic drafting for Consolidation Loan payment purposes. Said 0.25% rate reduction, if offered, shall only apply so long as the Borrower maintains electronic drafting for making scheduled payments and is in active repayment on their Loan.

CFS shall have the sole and exclusive responsibility and liability for accurately communicating to each Borrower which Borrower Incentive Plans apply to the Borrower's Loan. CFS shall clearly and conspicuously mark the electronic and/or paper records supporting each Loan to identify the Borrower Incentive Plan terms that apply to such Loan and ensure communication of same to the designated Servicer. CFS will invoice the corresponding Borrower Incentive Plan's associated application fee.

The Servicer shall reinstate disqualified Borrowers that lose their benefits due to Servicer error. The Servicer shall communicate to the Borrowers when they have achieved the rate reduction, at disqualification and at reinstatement, as applicable."

2. This 5th Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have set their hands this 12th day of November 2002.

Collegiate Funding Services, LLC

  /s/ J. Barry Morrow
--------------------------------------------------
     J. Barry Morrow
     Chief Executive Officer

Citibank (New York State) as Trustee for The Student Loan Corporation

By: /s/ Theodore Heinrich
    --------------------------------------------------
Name: Theodore Heinrich
Title: Vice President/ CFO

The Student Loan Corporation

By: /s/ Christeen Rahmlow
    --------------------------------------------------
Name: Christeen Rahmlow
Title: Vice President

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                                 EXHIBIT 10.2.1

                             7th Amendment Agreement

This Amendment Agreement is entered into as of May 20, 2004 among Citibank, N.A., as Trustee for The Student Loan Corporation ("Bank"), The Student Loan Corporation ("SLC") and Collegiate Funding Services, LLC ("CFS").

WHEREAS the Bank, SLC and CFS are parties to a certain Consolidation Loan Responsibility Agreement dated as of November 15, 1999 (the "Agreement") which provides for the marketing, servicing and funding of Consolidation Loans pursuant to the provisions of the Federal Family Education Loan Program ("FFELP") through CFS' program generally known as the Real World Consolidation Loan Program ("RWCLP"); and

WHEREAS the Agreement was amended by a 1st Amendment Agreement dated as of March 1, 2001 and executed March 7, 2001, by the 2nd Amendment Agreement dated as of November 1, 2001 and executed November 19, 2001, by a 3rd Amendment Agreement dated as of May 7, 2002 and executed July 25, 2002 by and between the parties; by a 4th Amendment dated as of July 25, 2002; by a 5th Amendment dated as of August 20, 2002 and executed November 12, 2002; and by a 6th Amendment dated as of April 3, 2003 and executed April 10, 2003; and

WHEREAS the parties desire to further amend the Agreement for the mutual benefit of the parties to permit CFS to offer any or all of the Borrower Incentive Plans at any time as hereinafter set forth in greater detail; and

WHEREAS the parties desire to further amend the Agreement for the mutual benefit of the parties to permit CFS to offer a supplemental pilot program under which CFS will use the Citibank brand to market federal consolidation and non-certified private loans.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

1. Section 7 of the Agreement is amended by changing the deductible on the errors and omissions and liability policies from "$10,000" to "$100,000. CFS acknowledges and agrees that CFS shall be responsible for payment of this deductible in the event that CFS fails to perform any of its responsibilities under the Agreement.

2. Section 9 of the Agreement is amended as follows:

      A. The following sentence is added after the first sentence:

         "Beginning June 1, 2004, the minimum Borrower Loan indebtedness must be at least $[****]."

      B. The following sentence is added after the last sentence of the Section:
         "The Marketing Agent agrees to maintain an average Application amount of $[****] each month which the Bank will review quarterly. Should the quarterly average monthly Application amount (computed by adding the average monthly Application amounts for each month in the quarter and dividing by 3) remain below $[****] for [****] consecutive calendar quarters, the Bank reserves the right to limit or cease funding after giving CFS [****] days written notice of its intention to do so."

3. Section 11 is amended by deleting the present section and adding the following in its place:

      "11. Funding. The Bank agrees to fund [****] offered by CFS beginning May 20, 2004."

4. Section 13 is amended by adding two new paragraphs at the end of Section 13 to read:

      "The Application fees listed below shall apply to all SCA's from the date of the amendment until the end of the term of the agreement. The Application fee for each of the Plans shall be: $[****] for Plan A, $[****] for Plan B, and $[****] for Plan C; however, notwithstanding the foregoing, (i) for any loans where the bank is the [****] with respect to at least [****] being consolidated as part of a successfully completed application, the parties agree that the Application fee paid for each of the Plans shall be $[****] for Plan A, $[****] for Plan B $[****] for Plan C; and (ii) if a loan is a consolidation of a [****] that CFS [****], that includes an additional loan of the borrower that is added to the [****] to constitute a new consolidation loan, then CFS shall receive an application fee of $[****] for every successfully completed application under either Plan A, B or C.

      In addition to the foregoing, except as otherwise set forth in the last two sentences of this paragraph, CFS agrees that it shall offer to Bank all successfully completed applications that it obtains from any borrower where the borrower has at least one underlying loan previously made by Bank outstanding prior to the time of the execution by the borrower of the CFS consolidation loan application. Bank acknowledges that CFS (1) has committed to offer successfully completed applications for federal consolidation loans where the borrower is a resident of Mississippi or attends a school in Mississippi to the Mississippi Higher Education Authority and (ii) has and may enter purchase agreements for federal consolidation loan applications from unaffiliated third party(ies),and Bank acknowledges that federal consolidation loan applications that CFS is either committed as of the date hereof to offer and/or fund or purchase from unaffiliated third parties under (i) and (ii) above, will not be offered to Bank even if one of the underlying loans being consolidated was previously made by Bank. For purposes herein the commitments referred to in (i) and (ii) above shall be referred to as "Prior Commitments."

5. Section 14 entitled "Minimum Volume Commitment" is deleted in its entirety and the following is substituted in lieu thereof:

CFS agrees to provide Bank and SLC an amount equal to at least $[****] in completed federal consolidation loan applications in calendar year 2004. Beginning January 1, 2005, CFS shall offer to Bank [****]% of its successfully completed applications that are not subject to Prior Commitments. CFS further agrees that it will not permit the [****] of all [****] to exceed [****]% of all successfully completed applications for federal consolidation loans [****] or [****] by CFS.

6. Section 24 is deleted and the following inserted in its place:

      "The parties agree that the terms and provisions of this Amendment, including but not limited to the new fees set forth in Section 13, shall be effective as of May 20, 2004, the date of this Amendment. In addition, the parties hereto agree that the terms and provisions of the Agreement shall remain in full force and effect through December 31, 2007. The Agreement shall renew automatically for additional one year terms unless one of the parties notifies the others in writing of their intent not to renew at least 90 days prior to the expiration of the initial or any renewal term."

7. A new section is added:

      1. Program.

      The Citibank Program ("Program") is a pilot test program which will be conducted for 180 calendar days from the start date ("Test Phase") and affords CFS the opportunity to market federal consolidation loans and market, originate and process non-certified private loans to selected non-SLC customers using the Citibank brand. CFS agrees that any federal consolidation loans marketed by CFS using the Citibank brand shall be sourced to Citibank, but shall not be included in calculating the volume commitments being made by CFS to Citibank under Section 14 herein. In addition, such federal consolidation loans shall not be considered a "Prior Commitment" for purposes herein.

      2. Test Phase

      The Test Phase will consist of a 180 calendar day period from a date that will be mutually agreed upon by the parties during which CFS will send out Program marketing materials by direct mail and/or the internet, to non-SLC customers regarding the Programs for federal consolidation and non-certified private loans. A detailed description of the non-certified private loan is described on Exhibit A hereto. CFS shall review Program arrangements with SLC in detail prior to the beginning of the Test Phase. Following CFS' obtaining approval from SLC to move forward with a particular offer relating to the federal consolidation and/or non-certified Programs, the Citibank brand will be included in the text of each Program mail piece or internet offering. SLC and Bank shall review and approve all Program marketing and promotional pieces before use by CFS within 3 business days of submission by CFS. CFS shall perform all marketing, origination and processing relating to the Programs in conformity with the other terms of this Agreement and the terms of all Program contracts. In addition to the foregoing, CFS and Bank agree that, prior to the mailing of any promotional pieces, CFS and Bank will "scrub" all customer lists used by CFS in connection with offers relating to the Program against an opt-out list provided by Bank and/or SLC in order to comply with federal Gramm Leach Bliley laws and regulations.

      CFS hereby indemnifies SLC and Bank from any and all loss, cost, damage or expenses (including penalties, interest, reasonable expenses of investigation and attorneys' fees) incurred or arising out of (i) any failure by CFS to comply with any of its obligations with respect to the Citibank branded Program and any Program contract entered into by CFS, with any third parties, (ii) any failure by CFS to comply with any applicable federal, state or local laws relating to the Citibank branded Program that is part of the Test Phase; (iii) the use by CFS of the Citibank brand on marketing materials relating to the Program that is not approved by Bank or SLC; or (iv) any negligence or willful misconduct of CFS with respect to the marketing, origination and processing of loans under the Citibank branded Program.

      3. Fees

                  During the Test Phase, for any non-certified private loan made under the Program, CFS will pay SLC or Bank [****] ([****]%) percent of the principal amount of each funded non-certified private loan, including any serial loan. On federal consolidation loan applications, SLC or Bank shall pay CFS the fees provided in this Agreement. CFS expressly acknowledges that it is committed to compensating SLC and Bank for any non-certified private serial loan sourced through the Program where the borrower obtained a prior Citibank branded loan through the Program. CFS shall pay the non-certified private loan fees no later than 30 days following receipt by CFS of compensation payable to CFS under the Program.

      4. Successful Program

      After the Test Phase is completed, the parties shall determine whether to continue all or part of the Program and the terms under which it shall continue. Any applications that have been submitted as of the end of the Test Phase shall continue to be processed, and the parties shall be responsible for the payment of any fees relating thereto."

This 7th Amendment Agreement may be executed in counterparts, each of which may be a fax copy of an original but all of which, when taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have set their hands as of the first day written above.

      Collegiate Funding Services, LLC

         /s/ J. Barry Morrow
--------------------------------------------------
         J. Barry Morrow
       Chief Executive Officer

The Student Loan Corporation

By: /s/ Kristen Driscoll
--------------------------------------------------
Name: Kristen Driscoll
Title: Vice President

Citibank, N.A., as Trustee for The Student Loan Corporation

By: /s/ Mary K. Fiorille
--------------------------------------------------

Name: Mary K. Fiorille
Title: Vice President

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

                                    EXHIBIT A

                 NON CERTIFIED PRIVATE LOAN PROGRAM DESCRIPTION

Operating Model:

            - CFS is Marketer

            - Charter One is Initial interim lender

            - FMC Originates

            - PHEAA is Servicer

            - FMC acquires the loan from Charter One via Securitization

Undergraduate and Graduate

TIER                                       RATE            BORR. FEE
----------------------------------------------------------------------
Tier 1   Co-borrower [****]> or =         [****] +       [****]%[****]%
         Student  [****]> or =            [****]
----------------------------------------------------------------------
1.       Tier 2 Student [****] > or =     [****] +       [****]%[****]%
                                          [****]
----------------------------------------------------------------------
Tier 3   Co-borrower [****] > or =        [****] +       [****]%[****]%
         Student [****]                   [****]
----------------------------------------------------------------------
Tier 4   Co-borrower [****]  > or =       [****] +       [****]%[****]%
                                          [****]
         Student  Below [****]
----------------------------------------------------------------------
Tier 5   Co-borrower [****]-              [****] +       [****]%[****]%
         [****]                           [****]

         Student with any or no
FICO

* 2nd Borr. Fee is for total deferment. Graduate and CEL are automatically deferred.

Continuing Education

TIER                                       RATE      BORR. FEE
--------------------------------------------------------------
Tier 1   Co-borrower [****]> or =         [****] +    [****]%
         Student  [****] > or =           [****]
------------------------------------------------------------
2.       Tier 2 Student [****]> or =      [****] +    [****]%
                                          [****]
------------------------------------------------------------
Tier 3   Co-borrower [****]> or =         [****] +    [****]%

         Student [****]                   [****]
------------------------------------------------------------
3.       Tier 4 Co-borrower               [****] +    [****]%
         [****]> or =                     [****]

         Student  Below [****]
------------------------------------------------------------
4.       Tier 5 Co-borrower [****]-       [****] +    [****]%
         [****]                           [****]

         Student with any or no
FICO

Minimum Annual Loan Amount: $[****]
Maximum Annual Loan Amount: $[****]
Aggregate Maximum: $[****]
Minimum Payment: $[****]

Deferment Options:

                  Undergraduate Loans - Immediate Repay
                                        Defer Interest Only
                                        Total Deferment

                  Graduate and Career Education Loan -  Total Deferment Only

Repayment:

            - $1,500 - $39,999 (Up to 20 years)

            - $40,000 +         (Up to 25 years)

Discount:
..25% discount for ACH